Scudder
High Yield Bond Fund

Annual Report
February 28, 1997

Pure No-Load(TM) Funds

A pure  no-load(TM)  (no sales  charges)  mutual  fund  seeking a high  level of
current  income  and,  secondarily,   capital  appreciation  through  investment
primarily in below investment-grade domestic debt securities.

SCUDDER

                                Table of Contents

 2  In Brief

 3  Letter from the Fund's President

 4  Performance Update

 5  Portfolio Summary

 6  Portfolio Management Discussion

 9  Investment Portfolio

13  Financial Statements

16  Financial Highlights

17  Notes to Financial Statements

20  Report of Independent Accountants

21  Officers and Trustees

22  Investment Products and Services

23  How to Contact Scudder

                                    In Brief

o For the abbreviated annual period beginning with the Fund's June 28, 1996, inception and ending February 28, 1997, Scudder High Yield Bond Fund provided a total return of 13.23%. This compares favorably with the 10.49% return of the Merrill Lynch High Yield Master Index.


o On February 28, 1997, the Fund posted a 9.21% 30-day SEC yield. This yield represented a sizeable advantage over yields of U.S. Treasury bonds of comparable maturity, though this yield advantage has narrowed since the Fund's inception.

o High yield bond prices generally rose as continued demand from individuals and mutual funds, as well as increased interest from institutions such as pension funds and insurance companies, helped absorb a record supply of bonds.

o During the period, the Fund focused on issues from corporations in industries such as oil and gas, basic manufacturing, and consumer nondurables, and underweighted cyclical industries likely to be adversely affected by any weakness in the economy going forward.

                        2 - Scudder High Yield Bond Fund

Letter From the Fund's President

Dear Shareholders,

     We welcome those who have joined us as investors in Scudder High Yield Bond Fund, and are pleased to present the Fund's first annual report, covering the abbreviated fiscal year which began on June 28, 1996. The Fund has experienced healthy investor interest, with assets exceeding $73 million at the close of the period. The Fund's 30-day SEC yield was an attractive 9.21% as of February 28.

     This report covers a period that in many ways was favorable for high yield bonds -- featuring moderate economic growth, low inflation, and strong demand from non-traditional high yield investors as well as perennial market participants. During the period, the Fund posted an impressive 13.23% total return. We continue to be excited by the improving credit environment for today's high yield issues in contrast with the more speculative 1980s, and are encouraged that investor awareness of this market evolution seems to be on the rise. Please read the portfolio management discussion beginning on page 6 for additional details.

     For those of you interested in other offerings from Scudder, last fall we introduced Scudder Pathway Series, an innovative new product. Pathway Series is a collection of four distinct portfolios -- Conservative, Growth, Balanced, and International -- that offers flexibility, diversification, and simplicity. Each portfolio invests in a diverse mix of Scudder funds, and each is geared toward people with different investment goals and risk tolerances -- a team of Scudder's investment professionals makes allocation decisions accordingly. For more information on Pathway and other Scudder Fund products and services, please turn to page 22 or visit Scudder's Web site at funds.scudder.com.

     Thank you for your interest and investment in Scudder High Yield Bond Fund. If you have questions about the Fund, please contact a Scudder Investor Information representative at 1-800-225-2470.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder High Yield Bond Fund



                        3 - Scudder High Yield Bond Fund

PERFORMANCE UPDATE as of February 28, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                          Total Return
Period         Growth    --------------
Ended            of                Average
2/28/97        $10,000  Cumulative  Annual
------------------------------------------
Scudder High Yield Bond Fund
------------------------------------------
Life of Fund*   $11,323   13.23%     --
------------------------------------------
MERRILL LYNCH HIGH YIELD MASTER INDEX
------------------------------------------
Life of Fund*   $11,049   10.49%     --
------------------------------------------
*The Fund commenced operation on June 28, 1996.
Index comparisons begin June 30, 1996.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER HIGH YIELD BOND FUND
Year            Amount
----------------------
6/96*          $10,000
7/96           $ 9,999
8/96           $10,246
9/96           $10,452
10/96          $10,536
11/96          $10,790
12/96          $10,941
1/97           $11,115
2/97           $11,318

MERRILL LUNCH HIGH YIELD MASTER INDEX
Year            Amount
----------------------
6/96*          $10,000
7/96           $10,063
8/96           $10,164
9/96           $10,385
10/96          $10,498
11/96          $10,707
12/96          $10,793
1/97           $11,877
2/97           $11,049

The Merrill Lynch High Yield Master Index is an unmanaged index broadly reflective of below-investment grade corporate bonds. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.
-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIOD ENDED February 28

                       1997*
                     -----------
NET ASSET VALUE...   $ 12.77
INCOME DIVIDENDS..   $   .76
CAPITAL GAINS
DISTRIBUTIONS.....   $   .01
FUND TOTAL
RETURN (%)........     13.23
INDEX TOTAL
RETURN (%)........     10.49


Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the life of Fund period would have been lower.

                        4 - Scudder High Yield Bond Fund

PORTFOLIO SUMMARY as of February 28, 1997


-----------------------------
ASSET ALLOCATION
-----------------------------
Corporate Bonds          89%
Cash Equivalents          4%
Foreign Bonds --
  U.S. $ Denominated      3%
Convertible Preferred
  Stocks                  2%
Preferred Stocks          2%
-----------------------------
                        100%
=============================

In the current environment,
the Fund has sought to build
a portfolio of debt issuers
that we believe have a positive
fundamental credit outlook.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

-----------------------------
DIVERSIFICATION (Excluding
Cash Equivalents)
-----------------------------
Manufacturing            18%
Consumer Discretionary   12%
Financial                11%
Consumer Staples         10%
Energy                   10%
Metals & Minerals         9%
Media                     6%
Communications            6%
Service Industries        5%
Other                    13%
-----------------------------
                        100%
=============================

The Fund's focus on credit
analysis has led to significant
positions in the manufacturing
and consumer discretionary
sectors.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

-----------------------------
QUALITY
-----------------------------
Cash Equivalents          4%
BBB                       1%
BB                       19%
B                        69%
Not Rated                 7%
-----------------------------
                        100%
=============================

Weighted Average Quality: B

During the Fund's abbreviated
fiscal year, we focused primarily
on select B-rated credits, which
typically carry a yeild advantage
over BB-rated bonds, and which
during this period outperformed
them.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

-----------------------------
EFFECTIVE MATURITY
-----------------------------
Less than 1 year          9%
1 - 5 years              56%
5 - 8 years              22%
8 years or greater       13%
-----------------------------
                        100%
-----------------------------

Weighted average effective
maturity: 5.35 years

A range of maturities is
represented in the portfolio.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.


For more complete details about the Fund's Investment Portfolio, see page 9.
A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.
-------------------------------------------------------------------------------
                        5 - Scudder High Yield Bond Fund

                         Portfolio Management Discussion
Dear Shareholders,

For the abbreviated annual period beginning with the Fund's June 28, 1996, inception and ending February 28,1997, Scudder High Yield Bond Fund provided a total return of 13.23%. For the same eight-month period, the high yield bond market returned 10.49% as measured by the unmanaged Merrill Lynch High Yield Master Index. On February 28, the Fund provided a 9.21% 30-day SEC yield.

                            Economy Favors High Yield

A favorable environment for high yield bonds has prevailed since the Fund started operations at the end of June 1996. High yield bonds as a group tend to respond to many of the same factors that influence stocks, and the prices of both asset classes have benefited from the current environment of solid economic growth and low inflation. Economic growth has helped create a positive credit outlook for many issuers of lower-rated debt, while at the same time a benign rate of inflation has made real (inflation-adjusted) yields on these issues all the more attractive. In addition, the refinancing and retirement of high yield debt by companies in exchange for equity has shrunk supply and tended to bid up high yield bond prices during this period.

Overall supply and demand factors have also been favorable: Though the issuance of high yield bonds increased in 1996 and during the first two months of 1997, supply was outstripped by demand from individuals and mutual funds, as well as from non-traditional high yield investors such as pension funds, insurance companies, and some "crossover" institutional investors who wished to diversify their stock market holdings and increase the income component of their portfolios.

As we noted in our last report, these favorable economic and market conditions continue to be reflected in higher prices and a narrowing of the yield advantage provided by lower-rated corporates versus U.S. Treasury issues of comparable maturity. For example, the yield advantage provided by a typical 10-year B-rated corporate bond fell from nearly 500 basis points (five percentage points) at the start of 1996 to 325 basis points (three and one-quarter percentage points) by the end of February 1997.


THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:

              Rising Prices Continue to Narrow the Yield Advantage

                  Yield Differential of B-rated Corporates vs.
                   U.S. Treasury Bonds of Comparable Maturity

LINE CHART DATA:

                                        Yield Differential
                                          (Basis Points)
                                           2/87 - 2/97

                            0                 498
                            1                 440
                            2                 398
                            3                 537
                            4                 514
                            5                 481
                            6                 487
                            7                 478
                            8                 474
                            9                 556
                           10                 645
                           11                 815
                           12                 769
                           13                 767
                           14                 811
                           15                 1086
                           16                 761
                           17                 729
                           18                 591
                           19                 579
                           20                 455
                           21                 461
                           22                 478
                           23                 498
                           24                 447
                           25                 405
                           26                 452
                           27                 439
                           28                 367
                           29                 413
                           30                 424
                           31                 400
                           32                 433
                           33                 482
                           34                 454
                           35                 515
                           36                 435
                           37                 384
                           38                 380
                           39                 417
                           40                 325


Source: Lehman Brothers High Yield Research


                        6 - Scudder High Yield Bond Fund

                         Benefiting from Credit Upgrades

In this environment, we have sought to build a portfolio of debt issuers that we believe have a positive fundamental credit outlook. Our goal is not merely to avoid defaults on securities held by the Fund, but also to identify companies that are candidates for receiving a credit upgrade from the major rating agencies. The upgrading of an issuer's credit rating is frequently accompanied by an increase in the prices of its outstanding debt issues. This boost can occur when a B-rated issue is upgraded to "BB" or when a BB-rated issue becomes investment grade (bonds rated "BBB" and above are considered investment grade). Since Scudder High Yield Bond Fund's inception, six fund holdings have received credit upgrades, while only one holding has been downgraded. Additionally, in investing the Fund's assets during its initial fiscal year, we have focused primarily on select B-rated credits, which typically carry a yield advantage over BB-rated bonds, and which during this period outperformed them.

Our focus in managing the Fund is on individual security selection; however, our fundamental analysis has led us to focus the portfolio on issuers in such industries as oil and gas, basic manufacturing, consumer nondurables, consumer cyclicals, and finance. The portfolio is currently underweighted in several cyclical industries such as retailing, containers, and packaging that we believe are most vulnerable to any weakening in the economy that may occur going forward. We have also limited our exposure to several industries facing difficult operating environments, including gaming, media, and cable.

At the close of its fiscal year, Fund assets had grown to over $73 million and the Fund was invested in 76 high yield corporate issues. During the Fund's first few months it carried a relatively high cash and U.S. Treasury position as we worked to invest the significant flows of new money coming in from investors. The Fund's cash position was a modest 4.5% by the end of February.

                      Continuing Slow Growth/Low Inflation?

The outlook for the high yield corporate bond market remains positive. While spreads versus Treasuries have moved toward the narrow end of their historical range, they continue to be attractive for income-oriented investors. Moreover, there is room for modest additional spread narrowing -- and increases in high yield prices. We believe the environment of moderate economic growth and low inflation that has been so favorable for the high yield market may continue for some time. If it does, we anticipate additional credit upgrades within the Fund's portfolio. But with this optimism, we must also sound a cautionary note:
Given the current level of the stock market, there is always the risk of a correction in equities that would spark a "flight to quality" and negatively impact high yield market sentiment. This is by no means inevitable, however, given a continued positive backdrop of benign inflation and solid corporate cash flow and earnings growth.


                        7 - Scudder High Yield Bond Fund

In its first eight months of operation, Scudder High Yield Bond Fund has provided competitive returns while assembling a portfolio based on thorough credit analysis. We will continue to seek high income and capital appreciation from a carefully selected portfolio of lower-rated corporate bonds. The Fund remains suitable for investors willing to assume a measure of extra risk in pursuit of higher income, or for investors seeking to add an additional element of diversification to a well-rounded investment portfolio.

Sincerely,

Your Portfolio Management Team

/s/Kelly D. Babson        /s/Christopher L. Gootkind

Kelly D. Babson           Christopher L. Gootkind



/S/Stephen A. Wohler

Stephen A. Wohler

                          Scudder High Yield Bond Fund:
                          A Team Approach to Investing

Scudder High Yield Bond Fund is managed by a team of Scudder investment professionals, who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Kelly D. Babson, Lead Portfolio Manager, is a portfolio manager in Scudder's Global Bond Group, with 15 years experience in fixed-income investing including ten years of high yield portfolio management prior to joining Scudder. Christopher L. Gootkind, Portfolio Manager, has been involved in credit research at Scudder since 1986, and is currently head of Corporate Credit Research in Scudder's Global Bond Group. Mr. Gootkind is a portfolio manager for Scudder Short Term Bond Fund. Stephen A. Wohler, Portfolio Manager, is currently Director of Scudder's Global Bond Group, overseeing all of fixed-income investing for the firm. He is the Active Value Product Leader, as well as a member of the portfolio management teams for Scudder Income Fund and Scudder Zero Coupon 2000 Fund.

Your Portfolio Management Team: Kelly D. Babson, Christopher L. Gootkind and Stephen A. Wohler.



                        8 - Scudder High Yield Bond Fund

                  INVESTMENT PORTFOLIO as of February 28, 1997

                                                                                             PRINCIPAL        MARKET
                                                                                             AMOUNT ($)      VALUE ($)
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 4.5%
------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated
  2/28/97 at 5.31%, to be repurchased at $3,347,481 on 3/3/97,
  collateralized by a $3,335,000 U.S. Treasury Bond, 7.125%,                                                ------------
  2/15/23 (Cost $3,346,000) ...........................................................       3,346,000        3,346,000
                                                                                                            ------------

FOREIGN BONDS - U.S. $ DENOMINATED 3.4%
------------------------------------------------------------------------------------------------------------------------
Argentine Republic Global, 11.375%, 1/30/17 ...........................................         750,000          797,250
Fage Dairy Industry SA, 9%, 2/1/07 ....................................................       1,250,000        1,237,500
Sun Media Corp., 9.5%, 2/15/07 ........................................................         500,000          508,750
------------------------------------------------------------------------------------------------------------------------
Foreign Bonds - U.S. $ Denominated Total (Cost $2,470,620)                                                     2,543,500
------------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS 89.1%
------------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY 11.8%
COMPUSA Inc., 9.5%, 6/15/00 ...........................................................         500,000          517,500
Cinemark USA, Inc., 9.625%, 8/1/08 ....................................................       1,000,000        1,030,000
Cole National Group, 9.875%, 12/31/06 .................................................       1,500,000        1,578,750
Pillowtex Corp., 10%, 11/15/06 ........................................................       1,000,000        1,057,500
Premier Parks Inc., 9.75%, 1/15/07 ....................................................       1,500,000        1,552,500
Prime Hospitality Corp., 9.25%, 1/15/06 ...............................................       1,000,000        1,032,500
Red Roof Inns, Inc., Senior Note, 9.625%, 12/15/03 ....................................         350,000          353,500
Revlon Consumer Products, Senior Subordinate Note "B", 10.5%, 2/15/03 .................       1,500,000        1,605,000
                                                                                                            ------------
                                                                                                               8,727,250
                                                                                                            ------------
CONSUMER STAPLES 8.0%
American Safety Razor Co., Senior Note, Series B, 9.875%, 8/1/05 ......................         500,000          530,000
Chiquita Brands International Inc., Senior Note, 10.25%, 11/1/06 ......................       1,250,000        1,337,500
Fort Howard Corp., 9.25%, 3/15/01 .....................................................       1,500,000        1,560,000
MBW Foods Inc., 9.875%, 2/15/07 .......................................................       1,125,000        1,147,500
Synthetic Industries, Inc., 9.25%, 2/15/07 ............................................         250,000          256,250
WestPoint Stevens Inc., Senior Subordinate Debenture, 9.375%, 12/15/05 ................       1,000,000        1,055,000
                                                                                                            ------------
                                                                                                               5,886,250
                                                                                                            ------------

HEALTH 1.4%
Genesis Health Ventures, 9.25%, 10/1/06 ...............................................       1,000,000        1,020,000
                                                                                                            ------------

COMMUNICATIONS 5.2%
Globalstar LP, 11.375%, 2/15/04 .......................................................         850,000          879,750
MFS Communications Co., Inc., Senior Note, Step-up Coupon, 0% to 1/15/01, 8.875%
  to 1/15/06 ..........................................................................         500,000          381,250
Paging Network, Inc., Senior Subordinate Note, 10.125%, 8/1/07 ........................       1,000,000          990,000
Sprint Spectrum L.P., Senior Note, 11%, 8/15/06 .......................................       1,000,000        1,085,000


    The accompanying notes are an integral part of the financial statements.


                        9 - Scudder High Yield Bond Fund

                                                                                             PRINCIPAL        MARKET
                                                                                             AMOUNT ($)      VALUE ($)
------------------------------------------------------------------------------------------------------------------------
Teleport Communications Group Inc., Senior Note, 9.875%, 7/1/06 .......................         500,000          533,750
                                                                                                            ------------
                                                                                                               3,869,750
                                                                                                            ------------
FINANCIAL 7.0%
Aames Financial Corp., 9.125%, 11/1/03 ................................................       1,500,000        1,500,000
Bank United Financial Corp., 10.25%, 12/31/26 .........................................       1,000,000        1,000,000
First Nationwide Corp., 10.625%, 10/1/03 ..............................................       1,000,000        1,105,000
Imperial Credit Industries Inc., 9.875%, 1/15/07 ......................................       1,000,000        1,020,000
Olympic Financial Ltd., Senior Note, 13%, 5/1/00 ......................................         500,000          560,000
                                                                                                            ------------
                                                                                                               5,185,000
                                                                                                            ------------
MEDIA 5.1%
Adelphia Communications Corp., 9.875%, 3/1/07 .........................................       1,500,000        1,453,125
American Telecasting Inc., Step-up Coupon, 0% to 8/15/00, 14.5% to 8/15/05 ............       1,000,000          300,000
Cablevision Systems Corp., Senior Subordinate Debenture, 10.75%, 4/1/04 ...............         250,000          257,500
Cablevision Systems Corp., Senior Subordinate Note, 9.875%, 5/15/06 ...................         750,000          776,250
K-III Communication Corp., 10.625%, 5/1/02 ............................................         500,000          521,875
Tele-Communications, Inc., Senior Note, 7.25%, 8/1/05 .................................         500,000          475,470
                                                                                                            ------------
                                                                                                               3,784,220
                                                                                                            ------------
SERVICE INDUSTRIES 5.1%
Allied Waste North America, 10.25%, 12/1/06 ...........................................       1,000,000        1,070,000
Loomis Fargo & Co., 10%, 1/15/04 ......................................................       1,000,000        1,023,750
Outsourcing Solutions, 11%, 11/1/06 ...................................................         500,000          536,250
Pierce Leahy Corp., 11.125%, 7/15/06 ..................................................       1,000,000        1,100,000
                                                                                                            ------------
                                                                                                               3,730,000
                                                                                                            ------------
DURABLES 4.2%
Blue Bird Body Company, 10.75%, 11/15/06 ..............................................       1,500,000        1,605,000
Tracor, Inc., 8.5%, 3/1/07 ............................................................       1,500,000        1,503,750
                                                                                                            ------------
                                                                                                               3,108,750
                                                                                                            ------------
MANUFACTURING 17.2%
Aetna Industries, Inc., 11.875%, 10/1/06 ..............................................       1,000,000        1,087,500
CFP Holdings Inc., 11.625%, 1/15/04 ...................................................         100,000          105,875
Celestica International Inc., 10.5%, 12/31/06 .........................................       1,000,000        1,081,250
Clark Materials Handling Corp., Senior Note, 10.75%, 11/15/06 .........................       1,325,000        1,394,562
E & S Holdings Corp., 10.375%, 10/1/06 ................................................       1,000,000        1,055,000
Foamex L.P., Senior Subordinate Debenture, 11.875%, 10/1/04 ...........................         675,000          725,625
GFSI Inc., 9.625%, 3/1/07 .............................................................         420,000          427,350
ISP Holdings Inc., 9.75%, 2/15/02 .....................................................         250,000          266,250


    The accompanying notes are an integral part of the financial statements.


                        10 - Scudder High Yield Bond Fund

                                                                                             PRINCIPAL        MARKET
                                                                                             AMOUNT ($)      VALUE ($)
------------------------------------------------------------------------------------------------------------------------
ISP Holdings Inc., 9%, 10/15/03 .......................................................         500,000          518,750
K&F Industries Inc., Senior Subordinate Note, Series B, 10.375%, 9/1/04 ...............         750,000          800,625
LDM Technologies Inc., 10.75%, 1/15/07 ................................................       1,000,000        1,047,500
Outdoor Systems Inc., 9.375%, 10/15/06 ................................................       1,000,000        1,045,000
Owens-Ill Inc., 9.95%, 10/15/04 .......................................................         750,000          796,875
Radnor Holdings, 10%, 12/1/03 .........................................................       1,500,000        1,552,500
Specialty Equipment Co., Senior Subordinate Note, 11.375%, 12/1/03 ....................         750,000          817,500
                                                                                                            ------------
                                                                                                              12,722,162
                                                                                                            ------------
ENERGY 9.3%
Abraxas Petroleum Corp., 11.5%, 11/1/04 ...............................................       2,000,000        2,170,000
Cliffs Drilling Co., 10.25%, 5/15/03 ..................................................         500,000          536,875
Dawson Production Services, Inc., 9.375%, 2/1/07 ......................................         400,000          410,000
Flores & Ruck, 9.75%, 10/1/06 .........................................................       1,000,000        1,077,500
Kelley Oil and Gas Company, 10.375%, 10/15/06 .........................................         500,000          531,250
MESA Operating Co., 10.625%, 7/1/06 ...................................................         500,000          553,125
Nuevo Energy Co., Senior Subordinate Note, 9.5%, 4/15/06 ..............................       1,500,000        1,582,500
                                                                                                            ------------
                                                                                                               6,861,250
                                                                                                            ------------
METALS & MINERALS 8.2%
AK Steel Holding Corp., 9.125%, 12/15/06 ..............................................       2,000,000        2,075,000
Kaiser Aluminum and Chemical, 10.875%, 10/15/06 .......................................       1,000,000        1,080,000
Oregon Steel Mills, Inc., 1st Mortgage, 11%, 6/15/03 ..................................       1,250,000        1,356,250
Renco Metals Inc., Senior Note, 11.5%, 7/1/03 .........................................       1,000,000        1,052,500
WCI Steel, Inc., 10%, 12/1/04 .........................................................         500,000          525,000
                                                                                                            ------------
                                                                                                               6,088,750
                                                                                                            ------------
CONSTRUCTION 2.0%
Schuller International Group, Senior Note, 10.875%, 12/15/04 ..........................         250,000          277,500
Southdown, Inc., Senior Subordinate Note, 10%, 3/1/06 .................................         250,000          270,000
Triangle Pacific, 10.5%, 8/1/03 .......................................................         850,000          918,000
                                                                                                            ------------
                                                                                                               1,465,500
                                                                                                            ------------
TRANSPORTATION 3.2%
Atlantic Express, Inc., 10.75%, 2/1/04 ................................................       1,250,000        1,293,750
USAir, Inc., Series 93 A3, 10.375%, 3/1/13 ............................................       1,000,000        1,070,000
                                                                                                            ------------
                                                                                                               2,363,750
                                                                                                            ------------


    The accompanying notes are an integral part of the financial statements.


                        11 - Scudder High Yield Bond Fund

                                                                                             PRINCIPAL        MARKET
                                                                                             AMOUNT ($)      VALUE ($)
------------------------------------------------------------------------------------------------------------------------
UTILITIES 1.4%
Cal Energy Co., Inc., 9.5%, 9/15/06 ...................................................       1,000,000        1,075,000
                                                                                                            ------------

------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (Cost $63,952,247)                                                                      65,887,632
------------------------------------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS 1.5%                                                              SHARES
------------------------------------------------------------------------------------------------------------------------
FINANCIAL
                                                                                                            ------------
Criimi Mae, Inc., "B", 10.875% (Cost $857,435) ........................................          30,000        1,106,250
                                                                                                            ------------

PREFERRED STOCKS 1.5%
------------------------------------------------------------------------------------------------------------------------
FINANCIAL
Walden Residential Properties, Inc. (REIT) ............................................          40,000        1,045,000
Walden Residential Properties, Inc. Warrants (expire 1/1/02) ..........................          40,000           70,000
------------------------------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (Cost $1,000,000)                                                                       1,115,000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $71,626,302) (a)                                                    73,998,382
------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $71,626,302. At February 28, 1997, net unrealized appreciation for all investment securities based on tax cost was $2,372,080. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of market value over tax cost of $2,788,784 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over market value of $416,704.


    The accompanying notes are an integral part of the financial statements.


                        12 - Scudder High Yield Bond Fund

                              FINANCIAL STATEMENTS

                       STATEMENT OF ASSETS AND LIABILITIES

                             AS OF FEBRUARY 28, 1997

ASSETS
------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $71,626,302) (Note A) ..      $ 73,998,382
                 Cash ...........................................................               289
                 Receivable for investments sold ................................           102,500
                 Dividends and interest receivable ..............................         1,538,937
                 Receivable on Fund shares sold .................................           586,524
                 Due from Adviser (Note C) ......................................           142,035
                 Deferred organization expense (Note A) .........................            16,687
                                                                                       ----------------
                 Total assets ...................................................        76,385,354
LIABILITIES
------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ..............................         2,682,095
                 Payable for Fund shares redeemed ...............................             1,537
                 Dividends payable ..............................................           127,783
                 Accrued expenses (Note C) ......................................            50,845
                                                                                       ----------------
                 Total liabilities ..............................................         2,862,260
                 --------------------------------------------------------------------------------------
                 NET ASSETS, AT MARKET VALUE                                           $ 73,523,094
                 --------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Net unrealized appreciation on investment securities ...........         2,372,080
                 Accumulated net realized gain ..................................           109,473
                 Paid-in capital ................................................        71,041,541
                 --------------------------------------------------------------------------------------
                 NET ASSETS, AT MARKET VALUE                                           $ 73,523,094
                 --------------------------------------------------------------------------------------
NET ASSET VALUE
------------------------------------------------------------------------------------------------------------------------
                 NET ASSET VALUE, offering and redemption price (Note A) per share ($73,523,094 / 5,759,335 outstanding shares of
                   beneficial interest, $.01 par value, unlimited number of            ----------------
                   shares authorized) ...........................................      $      12.77
                                                                                       ----------------


    The accompanying notes are an integral part of the financial statements.


                        13 - Scudder High Yield Bond Fund

                             STATEMENT OF OPERATIONS

                   FOR THE PERIOD JUNE 28, 1996 (COMMENCEMENT

                       OF OPERATIONS) TO FEBRUARY 28, 1997

INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------
              Income:
              Dividends .........................................................      $     30,454
              Interest ..........................................................         2,195,296
                                                                                       ----------------
                                                                                          2,225,750
              Expenses:
              Management fees (Note C) ..........................................           167,590
              Services to shareholders (Note C) .................................            86,501
              Custodian and accounting fees (Note C) ............................            31,651
              Trustees' fees and expenses (Note C) ..............................            20,385
              Registration fees .................................................            52,989
              Auditing ..........................................................            22,950
              Reports to shareholders ...........................................            16,745
              Legal .............................................................             6,861
              Amortization of organization expense (Note A) .....................             2,971
              Other .............................................................             4,370
                                                                                       ----------------
              Total expenses before reductions ..................................           413,013
              Expense reductions (Note C) .......................................          (413,013)
                                                                                       ----------------
              Expenses, net .....................................................                --
              -----------------------------------------------------------------------------------------
              NET INVESTMENT INCOME                                                       2,225,750
              -----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------
              Net realized gain from investment securities ......................           163,385
              Net unrealized appreciation during the period on investments ......         2,372,080
              -----------------------------------------------------------------------------------------
              NET GAIN ON INVESTMENT TRANSACTIONS                                         2,535,465
              -----------------------------------------------------------------------------------------
              -----------------------------------------------------------------------------------------
              NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $  4,761,215
              -----------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                        14 - Scudder High Yield Bond Fund

                   STATEMENT OF CHANGES IN NET ASSETS

                                                                                       FOR THE PERIOD
                                                                                       JUNE 28, 1996
                                                                                       (COMMENCEMENT
                                                                                       OF OPERATIONS)
                                                                                       TO FEBRUARY 28,
INCREASE (DECREASE) IN NET ASSETS                                                            1997
------------------------------------------------------------------------------------------------------------------------
              Operations:
              Net investment income .............................................      $  2,225,750
              Net realized gain from investment transactions ....................           163,385
              Net unrealized appreciation on investment transactions during
                the period ......................................................         2,372,080
                                                                                       ----------------
              Net increase in net assets resulting from operations ..............         4,761,215
              Distributions to shareholders from:
                Net investment income ...........................................        (2,225,750)
                                                                                       ----------------
                Net realized gains ..............................................           (53,912)
                                                                                       ----------------
              Fund share transactions:
              Proceeds from shares sold .........................................        73,427,768
              Net asset value of shares issued to shareholders in reinvestment
                of distributions ................................................         1,710,360
              Cost of shares redeemed ...........................................        (4,114,570)
              Redemption fees (Note A) ..........................................            16,783
                                                                                       ----------------
              Net increase in net assets from Fund share transactions ...........        71,040,341
                                                                                       ----------------
              INCREASE IN NET ASSETS ............................................        73,521,894
              Net assets at beginning of period .................................             1,200
                                                                                       ----------------
              NET ASSETS AT END OF PERIOD .......................................      $ 73,523,094
                                                                                       ----------------
OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------
              INCREASE (DECREASE) IN FUND SHARES
              Shares outstanding at beginning of period .........................               100
                                                                                       ----------------
              Shares sold .......................................................         5,951,910
              Shares issued to shareholders in reinvestment of distributions ....           136,821
              Shares redeemed ...................................................          (329,496)
                                                                                       ----------------
              Net increase in Fund shares .......................................         5,759,235
                                                                                       ----------------
              Shares outstanding at end of period ...............................         5,759,335
                                                                                       ----------------

    The accompanying notes are an integral part of the financial statements.


                        15 - Scudder High Yield Bond Fund

                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                                       FOR THE PERIOD
                                                                                            JUNE
                                                                                          28, 1996
                                                                                       (COMMENCEMENT
                                                                                             OF
                                                                                         OPERATIONS)
                                                                                             TO
                                                                                      FEBRUARY 28, 1997
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...........................................            $12.00
                                                                                      ----------------------------------
Income from investment operations:
Net investment income...........................................................               .76
Net realized and unrealized gain on investment transactions ....................               .77
                                                                                      ----------------------------------
Total from investment operations ...............................................              1.53
                                                                                      ----------------------------------
Less distributions from:
  Net investment income ........................................................              (.76)
  Net realized gains from investment transactions ..............................              (.01)
                                                                                      ----------------------------------
Total distributions ............................................................              (.77)
                                                                                      ----------------------------------
Redemption fees (Note A) .......................................................               .01
                                                                                      ----------------------------------
Net asset value, end of period .................................................            $12.77
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (a) ...........................................................             13.23 (b)**
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) .........................................                74
Ratio of operating expenses, net to average daily net assets (%) ...............              0.00
Ratio of operating expenses before expense reductions, to average
  daily net assets (%) .........................................................              1.75*
Ratio of net investment income to average daily net assets (%) .................              9.44*
Portfolio turnover rate (%) ....................................................             39.84*

(a)  Total return would have been lower had certain expenses not been reduced.
(b) Total return does not reflect the effect of the 1% redemption fee on shares held less than one year.
*    Annualized
**   Not annualized


                        16 - Scudder High Yield Bond Fund

                          NOTES TO FINANCIAL STATEMENTS

                       A. SIGNIFICANT ACCOUNTING POLICIES

Scudder High Yield Bond Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

Portfolio securities which are traded on U.S. stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the resale price.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly the Fund paid no federal income taxes and no federal income tax provision was required.

REDEMPTION FEES. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are declared daily and distributed monthly. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.


                        17 - Scudder High Yield Bond Fund

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

OTHER. Investment security transactions are accounted for on a trade-date basis. Distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

                      B. PURCHASES AND SALES OF SECURITIES

For the period June 28, 1996 (commencement of operations) to February 28, 1997, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $74,715,079 and $6,627,001, respectively. Purchases and sales of U.S. Government obligations aggregated $2,508,135 and $2,534,141, respectively.

                               C. RELATED PARTIES

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. In addition, the Adviser has agreed not to impose all or a portion of its management fee until June 30, 1997 in order to maintain the annualized expenses of the Fund at not more than 0.0% of average daily net assets. For the period June 28, 1996 (commencement of operations) to February 28, 1997, the Adviser did not impose any of its management fee, which amounted to $167,590. Further, due to the limitations of such Agreement, the Adviser's reimbursement payable to the Fund for the period June 28, 1996 (commencement of operations) to February 28, 1997, amounted to $142,035.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the period June 28, 1996 (commencement of operations) to February 28, 1997, SSC did not impose any of its fee, which amounted to $65,932.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the period June 28, 1996 (commencement of operations) to February 28, 1997, STC did not impose any of its fee, which amounted to $1,488.


                        18 - Scudder High Yield Bond Fund

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the period June 28, 1996 (commencement of operations) to February 28, 1997, SFAC did not impose any of its fee, which amounted to $25,168.

The Fund pays each of its Trustees not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the period June 28, 1996 (commencement of operations) to February 28, 1997, the Trustees did not impose a portion of their fee amounting to $10,800, and the fee imposed amounted to $9,585.


                        19 - Scudder High Yield Bond Fund

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF SCUDDER PORTFOLIO TRUST AND THE SHAREHOLDERS OF SCUDDER HIGH YIELD BOND FUND:

We have audited the accompanying statement of assets and liabilities of Scudder High Yield Bond Fund, including the investment portfolio, as of February 28, 1997, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period June 28, 1996 (commencement of operations) to February 28, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder High Yield Bond Fund as of February 28, 1997, the results of its operations, the changes in its net assets and the financial highlights for the period June 28, 1996 (commencement of operations) to February 28, 1997, in conformity with generally accepted accounting principles.


Boston, Massachusetts                                 COOPERS & LYBRAND L.L.P.

April 3, 1997


                        20 - Scudder High Yield Bond Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General Manager, WGBH Educational Foundation

Dudley H. Ladd*
Trustee

David S. Lee*
Vice President and Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business Administration,
Northeastern University, College of Business Administration

Jean C. Tempel
Trustee; General Partner, TL Ventures

Kelly D. Babson*
Vice President

Jerard K. Hartman*
Vice President

William M. Hutchinson*
Vice President

Thomas W. Joseph*
Vice President

Valerie F. Malter*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Assistant Treasurer

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

*Scudder, Stevens & Clark, Inc.

                        21 - Scudder High Yield Bond Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------

Money Market
------------
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
   Scudder Tax Free Money Fund
   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*

Tax Free+
---------
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
      Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*

U.S. Income
-----------
   Scudder Short Term Bond Fund
   Scudder Zero Coupon 2000 Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder High Yield Bond Fund

Global Income
-------------
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

Asset Allocation
----------------
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
   Scudder Balanced Fund
   Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
     Scudder Large Company Value Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund

  Growth
     Scudder Classic Growth Fund
     Scudder Large Company Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Emerging Markets Growth Fund
     Scudder Gold Fund

  Regional
     Scudder Greater Europe Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund

Retirement Programs
-------------------
   IRA
   SEP IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan *+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income Opportunities
    Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.


                        22 - Scudder High Yield Bond Fund

                             How to Contact Scudder

Account Service and Information
--------------------------------------------------------------------------------

     For existing account services and transactions

          Scudder Investor Relations -- 1-800-225-5163

     For 24 hour account information, fund information, exchanges, and an overview of all the services available to you

          Scudder Electronic Account Services -- http://funds.scudder.com

     For information about your Scudder accounts, exchanges and redemptions

          Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information
--------------------------------------------------------------------------------

     For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions

          Scudder Investor Relations --  1-800-225-2470
                                         Investor.Relations@scudder.com

          Scudder's World Wide Web Site -- http://funds.scudder.com

     For establishing 401(k) and 403(b) plans

          Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services
--------------------------------------------------------------------------------

     To receive information about this discount brokerage service and to obtain an application

          Scudder Brokerage Services* -- 1-800-700-0820

Personal CounselSM -- A Managed Fund Portfolio Program
--------------------------------------------------------------------------------

     To receive information about this mutual fund portfolio guidance and management program

          Personal Counsel from Scudder -- 1-800-700-0183

Please address all correspondence to
--------------------------------------------------------------------------------

                  The Scudder Funds
                  P.O. Box 2291
                  Boston, Massachusetts
                  02107-2291

Or Stop by a Scudder Funds Center
--------------------------------------------------------------------------------

     Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

         Boca Raton            Chicago               San Francisco
         Boston                New York

Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061 -- Member NASD/SIPC.



                        23 - Scudder High Yield Bond Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER